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                                                                   EXHIBIT 10(b)

                    [LETTERHEAD OF DECHERT PRICE & RHOADS]


                               October 15, 1996

The Santa Barbara Group
  of Mutual Funds, Inc.
333 South Grand Avenue
Suite 4075
Los Angeles, California 90071

Gentlemen:

     In connection with Pre-Effective Amendment No. 5 of the Registration Statement under the Securities Act of 1933 of the Santa Barbara Group of Mutual Fund, Inc., we hereby consent to all references to our firm therein.

                                            Very truly yours,

                                            /s/ Dechert Price & Rhoads